Exhibit 99.1

ACETO Corporation
4 Tri Harbor Court
Port Washington, New York 11050

“Sourcing and Supplying Quality Products Worldwide”	NEWS RELEASE

FOR IMMEDIATE RELEASE

ACETO Corporation Announces the Exercise in Full of the Over-Allotment Option in its Convertible Notes Offering

PORT WASHINGTON, N.Y., November 23, 2015 (GLOBE NEWSWIRE) — ACETO Corporation (NASDAQ:ACET) today announced that the initial purchasers in its previously announced private placement of convertible senior notes due 2020 (the “notes”) have exercised in full their option to purchase, and ACETO has issued to the initial purchasers, an additional $18,750,000 aggregate principal amount of notes. ACETO has issued a total of $143,750,000 aggregate principal amount of the notes in the offering made pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”). ACETO has also entered into additional convertible note hedge and warrant transactions comparable to the transactions that were entered into in connection with the initial closing of the notes.

This announcement is neither an offer to sell nor a solicitation of an offer to buy any of these securities and shall not constitute an offer, solicitation, or sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. The notes and the shares of ACETO’s common stock issuable upon conversion of the notes, if any, will not be registered under the Act or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Act and applicable state laws.

FORWARD LOOKING STATEMENTS:

This news release contains forward-looking statements as that term is defined in the federal securities laws. The events described in forward-looking statements contained in this news release may not occur. Generally, ACETO’s forward-looking statements relate to ACETO’s business plans or strategies, projected or anticipated benefits or other consequences of ACETO's plans or strategies, financing plans, projected or anticipated benefits from acquisitions that ACETO may make, or a projection involving anticipated revenues, earnings or other aspects of ACETO's operating results or financial position, and the outcome of any contingencies. Any such forward-looking statements are based on current expectations, estimates and projections of management. ACETO intends for its forward-looking statements to be covered by the safe-harbor provisions for forward-looking statements under the federal securities laws. Words such as "may," "will," "expect," "believe," "anticipate," "project," "plan," "intend," "estimate," and "continue," and their opposites and similar expressions are intended to identify forward-looking statements. The forward-looking statements contained in this press release include, but are not limited to, statements regarding the notes offering. Many of these statements are beyond ACETO's control, and factors beyond ACETO’s control may influence the accuracy of the statements and the projections upon which the statements are based. Factors that could cause actual results to differ materially from those set forth or implied by any forward-looking statement include, but are not limited to, risks and uncertainties discussed in ACETO's reports filed with the Securities and Exchange Commission, including, but not limited to, ACETO's Annual Report on Form 10-K for the fiscal year ended June 30, 2015 and other filings. Copies of these filings are available at www.sec.gov. Any one or more of these uncertainties, risks and other influences could materially affect ACETO's results of operations and whether forward-looking statements made by ACETO ultimately prove to be accurate. In addition, periodic high-margin product sales may have a positive material financial impact in a given quarter that may be non-recurring in future quarters, thereby rendering one quarter's performance not useful as a predictor of future quarters' results. ACETO's actual results, performance and achievements could differ materially from those expressed or implied in its forward-looking statements. Except as required by law, ACETO undertakes no obligation to publicly update or revise any forward-looking statements, whether from new information, future events or otherwise.

Investor Relations Contact:

LHA

Jody Burfening

jburfening@lhai.com

(212) 838-3777

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